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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         SEPTEMBER 10, 1997



                       Substance Abuse Technologies, Inc.

               (Exact Name of Registrant as Specified in Charter)


    DELAWARE                      0-18938                      22-2806310
 (State or Other                (Commission                  (IRS Employer
 Jurisdiction of                File Number)               Identification No.)
  Incorporation)

4517 N.W. 31ST AVE., FORT LAUDERDALE, FLORIDA                          33309
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code            (954) 739-9600

          (Former Name or Former Address; if Changed Since Last Report)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP


         On September 10, 1997, Substance Abuse Technologies, Inc. (the "Company") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida (IN RE SUBSTANCE ABUSE TECHNOLOGIES, INC., Case No. 97-25669-BKC-RBR). Pursuant to the provisions of the Bankruptcy Code, the Company remains in possession and control of its assets and business operations, no trustee or examiner having been sought or appointed.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SUBSTANCE ABUSE TECHNOLOGIES, INC.

September 23, 1997

                                              By:  /s/ Robert M. Stutman
                                                   -------------------------
                                                   Robert M. Stutman,
                                                   Chairman of the Board and
                                                   Chief Executive Officer